As filed with the Securities and Exchange Commission on February 27, 1998
                                                              File Nos. 33-77472
                                                                       811-08468

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

                         Pre-Effective Amendment No. __           /   /


                         Post-Effective Amendment No. 5           / X /
                                                                   ---

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           / X /


                                 Amendment No. 7                  / X /
                        (Check appropriate box or boxes)

                               PIONEER INDIA FUND

               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825


              Joseph P. Barri, Hale and Dorr LLP, 60 State Street,
                          Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


     ___ immediately upon filing pursuant to paragraph (b)
      X  on February 27, 1998 pursuant to paragraph (b)
     ---
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (without par value)

                               PIONEER INDIA FUND


      Cross-Reference Sheet Showing Location in Prospectus and Statement of
                      Additional Information of Information
                   Required by Items of the Registration Form

FORM N-1A ITEM NUMBER AND CAPTION        LOCATION IN PROSPECTUS OR STATEMENT
                                         OF ADDITIONAL INFORMATION

1.   Cover Page                          Prospectus - Cover Page

2.   Synopsis                            Prospectus - Expense Information

3.   Condensed Financial Information     Prospectus - Financial Highlights


4.   General Description of Registrant   Prospectus - Cover Page; Investment
                                         Objective and Policies; Management of
                                         the Fund; Fund Share Alternatives;
                                         Share Price; How to Buy Fund Shares;
                                         How to Sell Fund Shares; How to
                                         Exchange Fund Shares; The Fund;
                                         Appendix A; Exhibit B

5.   Management of the Fund              Prospectus - Management of the Fund;
                                         Shareholder Services

5A.  Management's Discussion of Fund
     Performance                         Not Applicable

6.   Capital Stock and Other Securities  Prospectus - Investment Objective and
                                         Policies; Management of the Fund; Fund
                                         Share Alternatives; Share Price; How to
                                         Buy Fund Shares; How to Sell Fund
                                         Shares; How to Exchange Fund Shares;
                                         Dividends, Distributions and Taxation;
                                         The Fund

7.   Purchase of Securities Being
     Offered                             Prospectus - Management of the Fund;
                                         Distribution Plans; Fund Share
                                         Alternatives; Share Price; How to Buy
                                         Fund Shares; How to Sell Fund Shares;
                                         How to Exchange Fund Shares;
                                         Shareholder Services

8.   Redemption or Repurchase            Prospectus - Fund Share Alternatives;
                                         How to Buy Fund Shares; How to Sell
                                         Fund Shares; How to Exchange Fund
                                         Shares; Shareholder Services

9.   Pending Legal Proceedings           Not Applicable

10.  Cover Page                          Statement of Additional Information -
                                         Cover Page

11.  Table of Contents                   Statement of Additional Information -
                                         Cover Page


12.  General Information and History     Statement of Additional Information -
                                         Description of Shares

13.  Investment Objectives and Policies  Statement of Additional Information -
                                         Investment Policies, Restrictions and
                                         Risk Factors; Appendix A


14.  Management of the Fund              Statement of Additional Information -
                                         Management of the Fund

15.  Control Persons and Principal
     Holders of Securities               Statement of Additional Information -
                                         Management of the Fund


16.  Investment Advisory and Other
     Services Statement of Additional Information - Management of the Fund; Investment Advisers; Underwriting Agreement and Distribution Plans; Shareholder
                                         Servicing/Transfer Agent; Custodian;
                                         Principal Underwriter; Independent
                                         Public Accountant; Appendix C

17.  Brokerage Allocation and Other
     Practices                           Statement of Additional Information -
                                         Portfolio Transactions

18.  Capital Stock and Other Securities  Statement of Additional Information -
                                         Description of Shares


19.  Purchase, Redemption and Pricing
     of Securities Being Offered         Statement of Additional Information -
                                         Letter of Intent; Systematic Withdrawal
                                         Plan; Determination of Net Asset Value

20.  Tax Status                          Statement of Additional Information -
                                         Tax Status

21.  Underwriters                        Statement of Additional Information -
                                         Distribution Plans; Principal
                                         Underwriter


22.  Calculation of Performance Data     Statement of Additional Information -
                                         Investment Results; Appendix B

23.  Financial Statements                Statement of Additional Information -
                                         Financial Statements

                                                                  [PIONEER LOGO]

Pioneer India Fund


Class A, Class B and Class C Shares
Prospectus

February 27, 1998

      Pioneer India Fund (the "Fund") seeks long-term growth of capital by investing in a portfolio consisting primarily of equity securities of companies in India. Any current income generated from these securities is incidental to the investment objective of the Fund. The Fund is a diversified open-end investment company designed for investors seeking to achieve long-term capital growth. There is no assurance that the Fund will achieve its investment objective.


      Pioneering Management Corporation ("PMC") is the Fund's investment manager. Kothari Pioneer AMC Ltd. (the "Indian Adviser") is the Fund's investment adviser in India and, subject to PMC's supervision, is responsible for managing the Fund's investments in the Indian securities markets. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited ("ITI"), a corporation organized under the laws of India. ITI was established in 1946 and is one of India's leading providers of financial services. The Indian Adviser was the first institution to establish locally-registered private sector mutual funds in India.


      Because of economic and political developments in India, both PMC and the Indian Adviser believe that India's economy has significant potential to experience growth in the next several years. For these reasons, PMC and the Indian Adviser also believe that the equity securities of many companies in India offer significant potential for long-term capital growth.

      Investments in India's securities markets entail significant risks in addition to the risks customarily associated with investing in United States ("U.S.") securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies--Risk Factors" for a discussion of these risks. Because the Fund invests primarily in securities of companies in India, the Fund is not intended to be a complete investment program.

      Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including the possible loss of some or all of the principal investment.


      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information also dated February 27, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).

          TABLE OF CONTENTS                                          PAGE
          --------------------------------------------------------   -----
I.        EXPENSE INFORMATION ....................................      2
II.       FINANCIAL HIGHLIGHTS ...................................      3
III.      INVESTMENT OBJECTIVE AND POLICIES ......................      4
IV.       MANAGEMENT OF THE FUND .................................      9
V.        FUND SHARE ALTERNATIVES ................................     10
VI.       SHARE PRICE ............................................     11
VII.      HOW TO BUY FUND SHARES .................................     11
VIII.     HOW TO SELL FUND SHARES ................................     15
IX.       HOW TO EXCHANGE FUND SHARES ............................     16
X.        DISTRIBUTION PLANS .....................................     16
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION ..................     17
XII.      SHAREHOLDER SERVICES ...................................     18
           Account and Confirmation Statements ...................     18
           Additional Investments ................................     19
           Automatic Investment Plans ............................     19
           Financial Reports and Tax Information .................     19
           Distribution Options ..................................     19
           Directed Dividends ....................................     19
           Direct Deposit ........................................     19
           Voluntary Tax Withholding .............................     19
           Telephone Transactions and Related Liabilities ........     19
           FactFoneSM ............................................     20
           Retirement Plans ......................................     20
           Telecommunications Device for the Deaf (TDD) ..........     20
           Systematic Withdrawal Plans ...........................     20
           Reinstatement Privilege (Class A Shares Only) .........     20
XIII.     THE FUND ...............................................     20
XIV.      INVESTMENT RESULTS .....................................     21
          APPENDIX A: India ......................................     21
          APPENDIX B: Certain Investment Practices ...............     24


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on actual expenses incurred for the fiscal period ended October 31, 1997.



                                                     Class A    Class B   Class C
                                                    --------    -------   -------
Shareholder Transaction Expenses:
 Maximum Initial Sales Charge on Purchases (as a
   percentage of offering price) ................    5.75%(1)    None       None
 Maximum Sales Charge on Reinvestment of
   Dividends ....................................    None        None       None
 Maximum Deferred Sales Charge (as a percentage
   of purchase price or redemption proceeds, as
   applicable) ..................................    None(1)     4.00%      1.00%
 Redemption fee(2) ..............................    None        None       None
 Exchange fee ...................................    None        None       None
Annual Operating Expenses
 (as a percentage of average net assets):
 Management fee (after fee reduction)(3) ........    0.00%       0.00%      0.00%
 12b-1 fees .....................................    0.24%       1.00%      1.00%
 Other Expenses (including transfer agent fee,
   custodian fees and accounting and printing
   expenses) (after expense reduction)(3) .......    2.01%       1.86%      1.78%
                                                    ======      =====      =====
Total Operating Expenses
 (after fee and expense reductions)(3) ..........    2.25%       2.86%      2.78%
                                                    ======      =====      =====


--------------------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described in "How to Sell Fund Shares."
(2) Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") and international wire transfers of redemption proceeds.

(3) PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit the Class A share operating expenses of the Fund to 2.25% of the Fund's average daily net assets attributable to Class A shares. The portion of Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses were reduced for the Class A shares of the Fund. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time.



                                            Class A   Class B    Class C
                                           --------- --------- ----------
Expenses Absent Fee and Expense Reductions
 Management Fee ..........................    1.25%     1.25%      1.25%
 Other Expenses ..........................    2.90%     2.74%      2.64%
 Total Operating Expenses ................    4.39%     4.99%      4.89%


Example:
     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


                       One Year   Three Years   Five Years   Ten Years
                      ---------- ------------- ------------ ----------
Class A Shares            $79        $124          $171         $301
Class B Shares
 --Assuming complete
    redemption at end of
    period                $69        $119          $171         $304
 --Assuming no
    redemption            $29        $ 89          $151         $304
Class C shares**
 --Assuming complete
    redemption at end
    of period             $38        $ 86          $147         $311
 --Assuming no
    redemption            $28        $ 86          $147         $311

--------------------
 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A share expenses are used after year eight.
**Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

     The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund," "Principal Underwriter" and "Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's audited financial statements as of October 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Fund's Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


Pioneer India Fund
Selected Data for a Class A Share Outstanding Throughout Each Period:




                                                                                                                 June 23, 1994
                                                                           For the Year Ended October 31,        (Commencement
                                                                       -------------------------------------    of Operations) to
                                                                          1997           1996          1995     October 31, 1994+
                                                                       ---------      ---------      -------    -----------------
Net asset value, beginning of period .........................           $6.93          $8.47         $11.28         $11.50
Increase (decrease) from investment operations:
  Net investment income (loss) ...............................          $(0.01)         $0.03         $(0.01)         $0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency related transactions .....            0.22          (1.57)         (2.78)         (0.26)
                                                                       -------       --------         ------        -------

   Net increase (decrease) from investment operations ........           $0.21         $(1.54)        $(2.79)        $(0.22)
Distributions to shareholders from net investment income .....            --             --            (0.02)          --
Net increase (decrease) in net asset value ...................           $0.21          (1.54)        $(2.81)        $(0.22)
                                                                       -------       --------         ------        -------
Net asset value, end of period ...............................           $7.14          $6.93          $8.47         $11.28
                                                                       =======       ========         ======        =======
Total return* ................................................            3.03%        (18.18)%       (24.78%)        (1.91%)
Ratio of net expenses to average net assets ..................            2.29%++        2.28%++        2.28%++        2.25%**
Ratio of net investment income (loss) to average net assets ..           (0.09%)++       0.32%++       (0.14%)++       0.92%**
Portfolio turnover rate ......................................              71%            64%            53%           109%**
Average brokerage commission rate paid per share .............         $0.0288        $0.0266
Net assets, end of period (in thousands) .....................          $9,846        $12,388         $8,397        $11,445
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses ...............................................            4.39%          4.29%          4.21%          6.57%**
  Net investment income (loss) ...............................           (2.19)%        (1.69)%        (2.07%)        (3.40%)**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and a reduction for fees paid indirectly:
  Net expenses ...............................................            2.25%          2.25%          2.25%
  Net investment income (loss) ...............................           (0.05)%         0.35%         (0.11%)


Selected Data for a Class B Share Outstanding Throughout Each Period:


                                                                         For the Year Ended October 31,
                                                                    ------------------------------------
                                                                      1997            1996           1995
                                                                    -------         -------         ------
Net asset value, beginning of period ........................         $6.80           $8.39         $11.24
Increase (decrease) from investment operations:
  Net investment income (loss) ..............................        $(0.04)         $(0.03)        $(0.07)
  Net realized and unrealized gain (loss) on
   investments and foreign currency related transactions ....          0.20           (1.56)          2.77)
                                                                    -------         -------         ------
    Net increase (decrease) from investment operations ......         $0.16          $(1.59)        $(2.84)
Distributions to shareholders from net investment income ....          --              --            (0.01)
Net increase (decrease) in net asset value ..................         $0.16           (1.59)        $(2.85)
                                                                    -------         -------         ------
Net asset value, end of period ..............................         $6.96           $6.80          $8.39
                                                                    =======         =======         ======
Total return* ...............................................          2.35%         (18.95)%       (25.31%)
Ratio of net expenses to average net assets .................          2.90%++         3.15%++        3.01%++
Ratio of net investment income (loss) to average net assets .         (0.62%)++       (0.45)%++      (0.86%)++
Portfolio turnover rate .....................................            71%             64%            53%
Average brokerage commission rate paid per share ............       $0.0288         $0.0266
Net assets, end of period (in thousands) ....................        $9,392          $8,275         $5,991
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and
 no reduction for fees paid indirectly:
  Net expenses ..............................................          4.99%          5.23%           4.91%
  Net investment income (loss) ..............................         (2.71)%         (2.53)%        (2.76%)
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and a reduction for fees paid indirectly:
  Net expenses ..............................................          2.86%          3.13%           2.97%
  Net investment income (loss) ..............................         (0.58)%         (0.43)%        (0.82%)


                                                               June 23, 1994
                                                               (Commencement
                                                             of Operations) to
                                                             October 31, 1994+
                                                            ------------------

Net asset value, beginning of period ......................       $11.50
Increase (decrease) from investment operations:
  Net investment income (loss) ............................         --
  Net realized and unrealized gain (loss) on investments
   and foreign currency related transactions ..............        (0.26)
                                                                  ------

    Net increase (decrease) from investment operations ....       $(0.26)
Distributions to shareholders from net investment income ..         --
Net increase (decrease) in net asset value ................       $(0.26)
                                                                  ------
Net asset value, end of period ............................       $11.24
                                                                  ======
Total return* .............................................        (2.26%)
Ratio of net expenses to average net assets ...............         3.21%**
Ratio of net investment income (loss) to average net assets        (0.01%)**
Portfolio turnover rate ...................................          109%**
Average brokerage commission rate paid per share ..........
Net assets, end of period (in thousands) ..................       $6,084
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
  Net expenses ............................................         7.50%**
  Net investment income (loss) ............................        (4.28%)**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and a reduction
 for fees paid indirectly:
  Net expenses ............................................
  Net investment income (loss) ............................


-----------
 + The per share data presented above is based upon average shares and average net assets outstanding for the period presented.

 ++ Ratios assuming no reduction for fees paid indirectly.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized

     Selected Data for a Class C Share Outstanding Throughout the Period:



                                                                For the Year Ended     For the period January 31, 1996
                                                                 October 31, 1997         through October 31, 1996
                                                               --------------------   --------------------------------

Net asset value, beginning of period ......................            $6.77                      $7.85
Increase (decrease) from investment operations:
  Net investment income (loss) ............................           $(0.04)                    $(0.02)
  Net realized and unrealized gain (loss) on investments
    and other forward foreign currency related transactions             0.20                      (1.06)
                                                                     -------                    -------
Net increase (decrease) in net asset value ................            $0.16                     $(1.08)
                                                                     -------                    -------
Net asset value, end of period ............................            $6.93                      $6.77
                                                                     =======                    =======
Distributions to shareholders from:
  Net investment income ...................................             --                         --
  Net realized gain .......................................             --                         --
Total return* .............................................             2.36%                    (13.76)%
Ratio of net expenses to average net assets ...............             2.84%+                     3.12%**+
Ratio of net investment income (loss) to average net assets            (0.56)%+                   (0.42)%**+
Portfolio turnover rate ...................................               71%                        64%
Average brokerage commission rate paid per share ..........          $0.0288                    $0.0266
Net assets, end of period (in thousands) ..................             $803                       $557
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
  Net operating expenses ..................................             4.89%                      4.63%**
  Net investment income (loss) ............................            (2.61)%                    (1.93)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and a reduction for fees paid
 indirectly:
  Net expenses ............................................             2.78%                      3.06%**
  Net investment income (loss) ............................            (0.50)%                    (0.36)%**


------------------------

  +Ratios assuming no reduction for fees paid indirectly.

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **Annualized.

                ------------------------------------------------


III. INVESTMENT OBJECTIVE AND POLICIES
     The Fund's investment objective is long-term growth of capital. The Fund pursues this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of Indian Companies (including Depositary Receipts as defined below). For purposes of its investment policies, the Fund considers a company to be an "Indian Company" if it (i) is organized under the laws of India, (ii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed, in India, or has at least 50% of its assets in India, or (iii) has securities that are traded principally on any Indian stock exchange (including India's Over the Counter Exchange).

     The Fund may invest up to 35% of its total assets in (i) equity securities of issuers (other than Indian Companies) which, in the judgment of PMC or the Indian Adviser, may benefit from the Indian economy, (ii) debt securities issued by Indian Companies or by the Government of India or its agencies or instrumentalities, and (iii) short-term investments (as described below).

     Equity securities in which the Fund may invest consist of common and preferred stock (including convertible preferred stock); American, Global or other types of depositary receipts (collectively, "Depositary Receipts"); convertible bonds, notes and debentures; shares of closed-end investment companies; equity interests in trusts, partnerships, joint ventures or similar enterprises; and common stock purchase warrants and rights. Substantially all of the equity securities purchased by the Fund are expected to be traded on an Indian or other foreign stock exchange or over-the-counter market. However, as described in "Risk Factors," the Fund may be subject to significant delays or limitations on the timing and amount of its direct investments in India.

     Debt securities in which the Fund may invest consist of bonds, debentures, notes and similar debt instruments which may be comparable in quality to debt securities rated BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"). The Fund may invest up to 25% of its total assets in debt securities. For a description of the risks of investing in lower quality debt securities, see "Risk Factors" in this Prospectus. PMC expects that most of the Fund's investments in debt securities will not be rated by Standard & Poor's, Moody's, or any other U.S. rating organization.

     The Fund may employ forward foreign currency exchange contracts in an attempt to hedge foreign currency risks asso-ciated with the Fund's investments. However, there currently is no market, or only a limited market for these contracts with respect to the Indian rupee (hereinafter the "rupee") and the currencies of certain other foreign countries in which the Fund may invest. Consequently, there can be no assurance that these contracts will be available for hedging currency risks at the times when the Fund wishes to use them. See Appendix B and the Statement of Additional Information for a description of forward foreign currency exchange contracts and associated risks.

     The Fund also may invest in restricted and illiquid securities and repurchase agreements, may purchase securities on a when-issued, delayed delivery or forward commitment basis and may borrow money for temporary emergency purposes. See Appendix B and the Statement of Additional Information for a description of these investment and management techniques, associated risks and limitations on the Fund's use of these techniques.

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as described below). The Fund will assume a temporary defensive posture when political and economic factors affect India's economy or securities market to such an extent that PMC or the Indian Adviser believes there to be extraordinary risks in being substantially invested in the equity securities of Indian Companies.

     In selecting securities for investment by the Fund, PMC and/or the Indian Adviser perform a fundamental analysis of each company being considered for inclusion in the Fund's portfolio. In performing this fundamental analysis, PMC and the Indian Adviser consider a variety of factors, including financial condition, growth prospects, asset valuation, management expertise, existing or potential dividend payments, the liquidity of the security, the market valuation of the company and the effect the investment would have on the diversification of the Fund's portfolio. The specific size of the Fund's investment in any one company is determined by the relationship of the relative return and risk among individual investments, and may be affected by limitations imposed by U.S. or Indian law.

Investment in India
     Because of economic and political developments and changes in India, PMC and the Indian Adviser believe that India's economy has significant potential to experience growth in the next several years. For these reasons, PMC and the Indian Adviser also believe that the equity securities of many Indian Companies offer significant potential for long-term capital growth. For a summary description of India and its securities markets, see Appendix A.


     Since mid-1991, the Government of India has taken steps to liberalize India's trade policies, reform India's financial sector, and place greater reliance on market mechanisms to direct economic activity. A significant component of the Government's reform program has been the creation and empowerment of the Securities and Exchange Board of India (the "SEBI") as the governmental regulator of India's securities market. Another important component of the reform program has been the promotion of foreign investment in key areas of India's economy, especially infrastructure, and the further development of India's private sector. As a result of this policy and more recent developments, foreign investment in India's economy and securities market has increased significantly. See "Risk Factors," "Restrictions on Investment in India" and Appendix A.

     Foreign Institutional Investors ("FIIs") are permitted to invest directly or on behalf of their institutional clients in any equity or debt instrument which is listed on any Indian stock exchange. FIIs are required to register with the SEBI. PMC is registered with the SEBI as an FII to invest in India on behalf of the Fund and other approved clients. At present, FII authorizations are granted for five years and may be renewed with the approval of the SEBI. PMC has renewed its registration as an FII on December 19, 1995. See "Risk Factors" and "Restrictions on Investment in India."


Risk Factors

     Investing in the Fund entails a substantial degree of risk. Because of the special risks associated with investing in India, an investment in the Fund may not be suitable for all investors and should not be considered an overall investment program. Investors are strongly advised to consider carefully the special risks involved in investing in India, which are in addition to the usual risks of investing in developed countries around the world.


     Investment in India and Certain Other Foreign Countries. The concentration of the Fund's investments in Indian Companies will cause the value of the Fund's assets to be particularly susceptible to the effects of political and economic developments in India. India has a longstanding border dispute with Pakistan. It remains possible that disruption associated with religious and ethnic tensions could destabilize India's economy and adversely affect the net asset value of the Fund. The leadership of the Government of India, which initiated recent financial reforms, is now out of power. Government leadership of India is subject to periodic change. There is no assurance that liberalization policies will be continued.


     The Fund expects that, under normal circumstances, most of its investments in Indian Companies will be in securities that are listed or traded on an Indian stock exchange. The securities markets in India and in certain other foreign countries in which the Fund may invest are smaller and less liquid, and may be significantly more volatile, than the securities market in the United States. The Bombay Stock Exchange (the "BSE"), established in 1875, and the National Stock Exchange ("NSE"), established in 1994 (see Appendix A), are the principal stock exchanges in India, and account for over two-thirds of the secondary trading market in India. Although the BSE has greater liquidity and a greater number of listed issues than many emerging markets, the relatively small trad-ing volume and market capitalization of most securities listed on the BSE may cause the Fund's investments to be less liquid and subject to greater volatility than comparable U.S. investments. The limited liquidity of the BSE and other securities markets in which the Fund may invest also may affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the prices and times that it desires or in order to meet redemption requests.

     In managing the Fund's portfolio, PMC and the Indian Adviser will attempt to prevent the Fund from being exposed to undue illiquidity risk that may be associated with investing in the Indian securities market. For example, if deemed appropriate by PMC or the Indian Adviser, the Fund may concentrate its equity investments in Indian Companies in larger capitalization issuers and/or issuers whose equity securities (including Depositary Receipts) are traded in securities markets outside of India. At times, the market for such securities may be more liquid than the market for equity securities of smaller capitalization Indian Companies.

     Disclosure and regulatory standards in India's securities markets and in other foreign markets in which the Fund may invest are less stringent than U.S. standards in certain respects. Although issuers in India are subject to accounting, auditing and financial standards and requirements that are based on U.K. standards and requirements, such standards and requirements, as well as those applicable to other foreign issuers, may differ significantly from those applicable to issuers located in developed countries. In addition, there may be substantially less publicly available information about issuers in India and many of the other foreign countries in which the Fund may invest than there is about U.S. issuers.


     There is generally less governmental supervision and regulation of securities exchanges and securities professionals in India and other foreign countries in which the Fund may invest than exists in the United States. However, the Government of India, acting through the SEBI, has promulgated several rules and regulations to reform India's securities market and regulate the activities of securities professionals. However, there can be no assurance that such rules and regulations can be enforced as effectively as similar rules and regulations are enforced in U.S. securities markets. See Appendix A for a further description of recent reforms in India's securities market.

     The value of the Fund's investments in India could be adversely affected by the circulation of improperly registered shares or the occurrence of other fraudulent activities in India's securities markets. In 1992, irregularities and frauds in the Indian securities transactions of several banks were exposed. Subsequent to the discovery of the bank/securities scandal, major Indian securities market indices fell more than 40% from their highest levels. However, as a result of the scandal, India's Ministry of Finance strengthened the SEBI's regulatory authority and made other significant reforms in India's securities markets.

     Settlement procedures in India and other foreign countries in which the Fund may invest are less developed and reliable than those in the U.S., and the Fund may experience settlement delays or other material differences. In addition, significant delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. Inflows of funds into the Indian securities market have, at times, placed added strains on the settlement system, and several custodial institutions in India have announced that they do not possess the physical capacity to undertake new business. Although a number of custodial institutions have augmented their capacity, the Fund may be subject to significant delays or limitations on the timing of its direct investments in India and significant limitations on the volume of trading during any particular period, imposed by its subcustodian in India or otherwise as a result of such physical or other operational constraints. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis, have an adverse effect on the net asset value of the Fund's shares and make it more difficult for the Fund to obtain cash necessary to satisfy applicable federal income tax requirements for avoiding federal income and/or excise taxation. Such factors are not expected to affect the ability of the Fund to invest in Depository Receipts, convertible bonds and other equity securities of Indian companies issued and traded outside of India. See "Dividends, Distributions and U.S. Taxation."


     The value of the Fund's investments in the securities of Indian Companies and other foreign issuers may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different countries. The Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in a foreign currency will increase or decrease in response to changes in the value of foreign currencies in relation to the U.S. dollar. In addition, the value of the Fund's investments in Indian Companies and other foreign issuers may be adversely affected by exchange control regulations. Under the FII guidelines as currently in effect in India, PMC has received approvals required to establish bank and custodial accounts and to convert rupees into U.S. dollars on behalf of the Fund. Although the Government of India has announced its intention ultimately to make the rupee fully convertible, there can be no assurance that it will not impose restrictions in the future that may adversely affect the ability of the Fund to convert its income and capital from certain investments from rupees to U.S. dollars. See Appendix A.

     Brokerage commissions and other securities transaction costs, including custody costs, in India and in certain other foreign countries in which the Fund may invest are generally higher than in the United States. In addition, brokers in India and certain other countries in which the Fund may invest generally are not as well capitalized as brokers in the U.S., and are therefore more susceptible to financial failure in times of market, political or economic stress.

     Additionally, in India and other foreign countries in which the Fund may invest, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Fund, political or social instability, or diplomatic developments which could adversely affect U.S. investments in these countries.
     Investment in Lower-Quality Debt Securities. The Fund's investments in debt securities may consist of debt securities issued by Indian Companies or the Government of India or its agencies or instrumentalities. These debt securities may be comparable in quality to debt securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. Debt securities of such quality are commonly referred to in the U.S. as "junk bonds" and are considered speculative, and payments of interest thereon and repayment of principal may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. While generally providing greater income than investments in higher-quality securities, lower-quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Lower-quality debt securities also tend to be affected by economic changes and short-term corporate developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality debt securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. The market for lower-quality debt securities is generally less liquid than the market for higher-quality debt securities. Therefore, PMC's and the Indian Adviser's judgment may at times play a greater role in valuing these securities than in the case of higher-quality debt securities.

     The Fund's investments in debt securities issued by the Government of India or its agencies or instrumentalities involve special risks in addition to those described above. The willingness or ability of an Indian governmental issuer to repay principal and pay interest when due may be affected adversely by the size of the issuer's debt service burden relative to India's economy as a whole, changes in India's economy, political constraints to which the issuer is subject and various other factors. In addition, there are no legal proceedings available in India by which the Fund could seek recourse for the default of a debt security issued by the Government of India or one of its agencies or instrumentalities.

     The Fund's investments in debt securities may also include zero coupon and payment-in-kind debt securities, which tend to be affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than debt securities which pay interest periodically and in cash.

Restrictions on Investment in India

     Under India's guidelines applicable to FIIs, the Fund's direct investments in India may include securities that are unlisted, listed or to be listed on a recognized stock exchange or traded on a recognized Indian stock exchange, and the Fund may not hold more than 10% of the total issued capital of any issuer of such securities. Further, at least 70% of the total investments made by the Fund pursuant to PMC's FII authorization must be in equity securities. In addition, all non-resident portfolio investments, including the Fund's investments, may not exceed 24% of the issued share capital of any Indian issuer. Accordingly, the Fund's ability to invest in certain Indian Companies may be restricted. Although the Government of India recently has implemented policies to encourage foreign investment, there can be no assurance that additional restrictions will not be imposed in the future.


Indian Taxes


     It is expected that most of the Fund's investments in Indian Companies will be subject to the following taxes imposed by the Government of India. As per the special scheme for taxation of income earned by FIIs from investment in listed securities, India imposes a withholding tax at a rate of 20% on interest income earned on Indian investments. India also imposes a tax on capital gains realized on Indian investments at a rate of 10% on long-term capital gains and 30% on short-term capital gains. Income earned by the Fund from investment in unlisted securities (including debt), if any, would not be covered by the above scheme and would be taxed as follows: interest income--48%; short-term capital gains--48% and; long-term capital gains--20%. Gains arising on transfer of shares of Indian companies and any other security (including debt) listed on a recognized stock exchange in India, held for a period of not more than 12 months, are classified as short-term capital gains. However, gains arising on transfer of unlisted securities, other than shares of Indian companies held for not more than 36 months prior to its transfer, are classified as short- term capital gains. Dividends declared, distributed or paid by a domestic company on or after June 1, 1997, are exempt from tax in India in the hands of the shareholder. However, the company paying the dividend is required to pay a dividend tax of 10% of the dividend.

     Under the regime for computing taxes on income from American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") (i) capital gains arising from transfer of ADRs and GDRs outside India between non-resident investors will be free from liability to income tax in India and (ii) capital gains realized on the sale of shares underlying ADRs and GDRs would be taxed at the rate of 10% for long-term gains and 48% for short-term gains. Gains from disposal of the shares underlying the ADR's and GDRs are treated as long-term if the shares underlying the ADRs and GDRs are held for more than 12 months. For the purpose of computing capital gains, the cost of acquisition of the shares underlying the ADR's and GDRs is deemed to be the market price on the date on which the overseas depository bank advises the domestic custodian bank for redemption of ADRs and GDRs into underlying shares.

     Gains from the disposition of securities are calculated in local currency. Losses from the disposal of one security can be used to offset gains from the disposition of another security.

     Under the Income Tax Treaty in effect between India and the U.S., the applicable Indian tax rate on interest income is generally reduced to 15%, This treaty does not reduce or eliminate the Indian taxation of capital gains the Fund may realize with respect to its Indian investments. If the Fund elects to "pass-through" to shareholders amounts of qualified foreign taxes it pays, Fund shareholders will be required to include such amounts in income (in addition to the dividends they actually receive) and certain Fund shareholders may be able to claim a foreign tax credit or deduction on their U.S. federal income tax returns for their proportionate shares of Indian taxes paid by the Fund, subject to applicable limitations under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). "See Dividends, Distributions and U.S. Taxation."


     PMC may explore opportunities for the Fund to invest in India through a structure that would reduce withholding and other taxes imposed by India.

Other Eligible Investments
     Equity Securities of Companies That May Benefit From India's Economy. As noted above, the Fund may invest in the equity securities of companies, other than Indian Companies (defined above), that may benefit from India's economy. The Fund's investments in the equity securities of such issuers may involve some or all of the risks associated with investments in Indian issuers. See "Risk Factors."

     Short-Term Investments. As noted above, the Fund may invest in short-term investments, consisting of corporate commercial paper and other short-term commercial obligations, in each case rated or issued by international or domestic companies with similar securities outstanding that are rated Prime-1 or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks (located in the U.S. or foreign countries) with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard and Poor's; obligations of comparable quality issued or guaranteed by the U.S. government or the government of a foreign country or their respective agencies or instrumentalities; and repurchase agreements.

     In addition, the Fund may invest up to 100% of its total assets in such short-term investments for temporary defensive purposes. The Fund will assume a temporary defensive posture only when political and economic factors cause PMC or the Indian Adviser to believe that there are extraordinary risks in being substantially invested in the equity securities of Indian Companies.

     Debt Securities. Although the Fund invests primarily in equity securities of Indian Companies, the Fund may invest up to 25% of its total assets in debt securities (including short-term debt securities) issued by Indian Companies or by the Government of India or its agencies or instrumentalities. The Fund may invest in debt securities of any quality or maturity. See "Risk Factors." The net asset value of the Fund attributable to its investments in debt securities can generally be expected to change as general levels of interest rates fluctuate. The value of debt securities generally varies inversely with changes in interest rates, and prices of debt securities with longer maturities are more sensitive to interest rate changes than those with shorter maturities.

     Other Investment Companies. The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of closed-end investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by closed-end investment companies in which it invests, in addition to its own fees.


     Investments in Depositary Receipts. The Fund may hold securities of foreign issuers in the form of ADRs, GDRs and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.


     ADRs are denominated in U.S. dollars and represent the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the securities for which they may be exchanged. For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.


     Investments in Initial Public Offerings. The Fund may invest in initial public offerings of Indian issuers. At the initial stage of such an offering, the issuer may reserve up to 24% of the offering for nonresident Indian investors and certain foreign institutional investors such as the Fund. The issuer also may reserve up to 20% of the offering for locally offered mutual funds. The price available to the Fund in such an offering may be higher or lower than the price available to other institutions. When the Fund commits to purchase from the reserved portion of such an offering, it may be required to place the purchase price in a bank deposit account (that does not pay interest) before receiving securities. In addition, until the purchase is settled, the Fund may not know if it will receive the amount of securities for which it has subscribed.


Portfolio Turnover
     The Fund will attempt to be substantially fully invested at all times, except as described above. To the extent consistent with investment considerations, PMC and the Indian Adviser intend to minimize the Fund's realization of short-term capital gains with respect to securities subject to Indian short-term capital gains taxes. See "Indian Taxes." However, changes in the Fund's portfolio may be made promptly when determined by PMC or the Indian Adviser to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. It is anticipated that the portfolio turnover rate of the Fund will not exceed 100% in the coming year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. See "Dividends, Distributions and Taxation."

     The Fund's investment objective and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval. The Fund's investment policies and nonfundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. See "Investment Policies, Restrictions and Risk Factors" in the Statement of Additional Information.


IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as manager and by the Indian Adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.



The Adviser
     The Fund is managed under a contract with PMC. PMC is responsible for the overall management of the Fund's business affairs and the day-to-day management of Fund assets that are not under the Indian Adviser's management, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's global equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on non-U.S. companies. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Dr. Norman Kurland, a Senior Vice President of PMC and a Vice President of the Fund, is the senior member of the team. Dr. Kurland joined PMC in 1990.


     Day-to-day management of the Fund has been the responsibility of Mr. Christopher D. Lively, a Vice President of PMC and of the Fund, since March 1, 1998. Mr. Lively joined PMC in 1993 and has 5 years of investment experience. From February 1997 to February 28, 1998, Mr. Mark H. Madden was responsible for the day-to day management of the Fund. Mr. Madden, a Vice President of PMC and the Fund, shared responsibility for the day-to-day management of the Fund with Mr. Tripple from April 1995 to February 1997. Mr. Madden joined PMC in 1990 and has 14 years of investment experience. Mr. Manish Modi, Vice President of PMC, is the senior analyst focusing on India and Indian companies. Mr. Modi joined PMC in 1994 and has 8 years of investment experience.


     PMC manages and serves as the investment adviser for several other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Fund, PMC manages the Fund's business affairs, supervises the Indian Adviser's performance of its portfolio management responsibilities and allocates the management of Fund assets between itself and the Indian Adviser. PMC's supervisory responsibilities include consulting with the Indian Adviser on a regular basis regarding the Indian Adviser's decisions to purchase, sell or hold particular securities. PMC is authorized in its discretion to use Fund assets that are under its management to buy and sell securities for the Fund's account. PMC pays all advisory fees to the Indian Adviser and all ordinary operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following which are paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. The Fund also pays all brokers' and underwriting commissions chargeable to the Fund in connection with its portfolio transactions.

     Certain orders for the Fund's portfolio securities transactions in the Indian securities markets are placed by the Indian Adviser. Orders for the Fund's portfolio securities transactions in all other markets are placed by PMC. Both PMC and the Indian Adviser strive to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given by the Indian Adviser or PMC to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's and Indian Adviser's brokerage allocation practices.


     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1.25% per annum of the Fund's average daily net assets. While this fee, which is computed daily and paid monthly, is higher than most management fees, the costs of managing the Fund are significantly greater than the costs of managing a domestic fund.

     PMC has agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time.


     John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of PFD and PMC and President and a Director of PGI, beneficially owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.


The Indian Adviser

     Kothari Pioneer AMC Ltd., the Indian investment adviser to the Fund, is responsible for investing the Fund's assets in the Indian securities markets and providing certain related services to PMC, subject to the supervision of PMC, which, in turn, is subject to the supervision of the Fund's Board of Trustees. The Indian Adviser is a joint venture of PMC, a Delaware corporation, and Investment Trust of India Limited ("ITI"), a corporation organized under the laws of India. ITI was established in 1946 and is one of India's leading providers of financial services. The Indian Adviser was the first institution in India to establish locally-registered private sector mutual funds in India. PMC and ITI currently own approximately 45% and 55%, respectively, of the Indian Adviser's total equity capital.

     All investment decisions made by the Indian Adviser are made by an investment committee comprised of certain of the Indian Adviser's directors and officers, including Ravi Mehrotra, Chief Investment Officer, and R. Sukumar, Fund Manager. Prior to joining the Indian Adviser in 1993, Mr. Mehrotra worked in the financial services and banking industries in India. Mr. Sukumar joined the Indian Adviser in 1994 after working in the financial services industry.


     As compensation for its services under its Subadvisory Agreement with PMC, the Indian Adviser receives a subadvisory fee at an annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in Depositary Receipts for securities traded in India's securities markets. The fee, which is paid by PMC, accrues monthly and is paid quarterly.


V. FUND SHARE ALTERNATIVES
     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.


     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower per share dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE
     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. The net asset value per share of each Class of Fund shares is determined by dividing the fair market value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading on the Exchange.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. Securities quoted in international currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in international securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.



VII. HOW TO BUY FUND SHARES
     You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares
     You may buy Class A shares at the public offering price, including a sales charge, as follows:


                              Sales Charge as a          Dealer
                                Percentage of           Allowance
                           -----------------------        as a
                                            Net       Percentage of
                            Offering      Amount        Offering
   Amount of Purchase         Price      Invested         Price
------------------------   ----------   ----------   --------------
Less than $50,000             5.75%        6.10%          5.00%
$50,000 but less than
$    100,000                  4.50         4.71           4.00
$100,000 but less than
$    250,000                  3.50         3.63           3.00
$250,000 but less than
$    500,000                  2.50         2.56           2.00
$500,000 but less than
$  1,000,000                  2.00         2.04           1.75
$1,000,000 or more             -0-          -0-           See below


     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "See How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affili-ates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility.

     Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if
(i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares may also be sold at net asset value in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.


     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request otherwise PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD. Class B Shares
     You may buy Class B shares at the net asset value next computed after receipt of a purchase order without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.
     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year-period. As a result, you will pay the lowest possible CDSC.
     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                  CDSC as a Percentage of Dollar
 Purchase                       Amount Subject to CDSC
------------------------   -------------------------------
First                                  4.0%
Second                                 4.0%
Third                                  3.0%
Fourth                                 3.0%
Fifth                                  2.0%
Sixth                                  1.0%
Seventh and thereafter                 none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.
     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS"), for which the Fund is applying, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Class C Shares
     You may buy Class C shares at the net asset value next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case an UGMA, UTMA a trust account, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is
(i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.



Broker-Dealers

An order for any Class of Fund shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.



General
     The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. HOW TO SELL FUND SHARES
     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

 [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

 [bullet] If you are selling shares from a non-retirement or IRA account, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire, or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC; however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:

 [bullet] you wish to sell over $100,000 worth of shares,


 [bullet] your account registration or address has changed within the last 30 days,

 [bullet] the check is not being mailed to the address on your account (address of record),

 [bullet] the check is not being made out to the account owners, or

 [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.


     Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or electronic funds transfer: the proceeds must be sent to your bank address of record which must have been prop-erly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange or BSE is closed or trading on either exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES
     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFoneSM, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of the exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market" or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.


X. DISTRIBUTION PLANS
     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker- dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (see "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.


     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Fund's Class A shareholders.


     Both the Class B and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION
     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment com-pany" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders at least annually as required under the Code.


     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and, accordingly, does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, and to make distributions from net long-term capital gains, if any, annually, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, certain net foreign exchange gains and net short-term capital gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subjet to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce the gains.


     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     The Fund's dividends and distributions generally will not qualify for any dividends-received deduction available to corporate shareholders.

     The Fund will be subject to foreign withholding taxes or other foreign taxes on income (including interest, dividend and capital gains taxes imposed by India and possibly other countries) from certain of its foreign investments, which will reduce the yield on or return from those investments. In any year in which the Fund qualifies, it may make an election that will permit certain of its shareholders to take a credit or, a deduction for all or a portion of foreign income or other qualified taxes, including Indian income taxes on interest, dividends and capital gains, paid by the Fund. Each shareholder would then include in gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund. Certain shareholders, including shareholders not subject to U.S. federal income taxation, will not be entitled to the benefit of a deduction or credit with respect to foreign income taxes paid by the Fund. As a result of certain limitations under the Code on foreign tax credits, which have different effects depending upon a shareholder's particular tax situation, shareholders may be able to claim a credit only for less than the full amount of their proportionate share of the foreign taxes paid by the Fund. Further, the creditable portion may be smaller to the extent the Fund's income consists of U.S.-source income, generally including capital gains from the sale of both U.S. and foreign stocks and securities and certain foreign currency gains, rather than foreign-source income such as interest and dividends on foreign stocks and securities.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.



XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the Mutual Fund Division of the Custodian is 40 Water Street, Boston, Massachusetts 02109. The Custodian oversees a network of subcustodians and depositories in the countries in which the Fund may invest. The Custodian has appointed Standard Chartered Bank as subcustodian to hold investments purchased by the Fund in India.


Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, rights of accumulation and newsletters.


Additional Investments
     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your Plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information
     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options
     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations.


Direct Deposit
     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking, or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding
     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from an account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities
     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund nor PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)
     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, business, and tax-exempt organizations. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)
     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans
     If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinvestment Privilege (Class A Shares Only)
     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                ----------------------------------------------
     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.


XIII. THE FUND
     Pioneer India Fund is an open-end, diversified management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust on April 4, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment com-pany, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management or subadvisory contract.

     The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. The Fund reserves the right to create and issue additional series of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.



XIV. INVESTMENT RESULTS
     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income tax. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund performance may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.


APPENDIX A

INDIA
     The information set forth in this Appendix is based on various publicly available sources. No representation is made that any correlation exists or will exist between India or its economy in general and the performance of the Fund.


I. THE COUNTRY OF INDIA
Geography and Population
     India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. It is situated in South Asia and is bordered by Nepal, Bhutan and China in the north, Myanmar and Bangladesh in the east, Pakistan in the west and Sri Lanka in the south.

     India is the world's second most populous country in the world. In 1995, India's total population was estimated to be 911 million. Although migration from rural to urban centers has been increasing steadily, India's population remains predominantly rural; the 1991 census reported that 74.3% of the total population still lives in the countryside. India's total population is projected to exceed 1 billion by the year 2000.

     Hindi is the official national language and is spoken by approximately 30% of India's population. English is widely used in India as the language of jurisprudence, commercial transactions and higher and technical education.

Government
     India became independent from the United Kingdom in 1947. India is a federal republic and is governed by a parliamentary democracy under the Constitution of India. The executive, legislative and judicial functions of India's Government are separated and certain powers are reserved to India's 25 States and 7 Union Territories.

     In general, the federal Parliament has jurisdiction over banking, customs, currency and communication laws, national defense and foreign affairs. The States have jurisdiction over public health, education, local law and order and agricultural affairs. The federal and state governments have concurrent legislative authority over a variety of economic and social matters, although federal law is superior to state law in these areas.

International Relations
     With the exception of Pakistan, India's foreign relations are generally stable. In 1993, India renegotiated its foreign debt to Russia and undertook to rebuild its trade ties with the Central Asian states emerging from the break-up of the former Soviet Union. In addition, in September 1993 India and China agreed to pursue a negotiated settlement of the two countries' longstanding border dispute. Although relations with the U.S. have generally improved following the breakup of the former Soviet Union, important differences persist between the U.S. and India regarding relations with Pakistan, protection of intellectual property rights and India's refusal to become a signatory to the Nuclear Non-Proliferation Treaty. More than one million persons of Indian origin live in the United States.

     India's relations with Pakistan remain tense. The principal dispute between the two countries relates to Pakistan's claim to the Indian border state of Jammu and Kashmir, which was created in connection with the partition of India at the time of independence.

Ethnic and Cultural Diversity and Conflict
     India has a diverse mix of ethnic and cultural groups. The major line of distinction, however, tends to be religion, which in some areas closely mirrors cultural or ethnic divisions as well. There are a large number of religions practiced in India, with Hinduism being the major religion, followed by an estimated 82% of the total population.

     Religious and ethnic differences have been a recurring source of conflict in India throughout the post-independence era and on several occasions have erupted in violence. Terrorists bombings have occurred from time to time in a number of Indian cities.

Overview of India's Economy and Recent Developments

     Modern economic development in India began in the mid-1940s with the publication of the Bombay Plan. The Planning Commission was established in 1950 to assess the country's available resources and to identify growth areas. A centrally planned economic model was adopted and, in order to control the direction of private investment, all investment and major economic decisions required government approval. Foreign investment was allowed only selectively. This protectionist regime held back development of India's economy until the mid-1980s when there began to be some move towards liberalization and market orientation of the economy. With the measures introduced in the budget of 1985, the annual growth of the country's real gross domestic product ("GDP") rose from an average 3-4 percent since the 1940s to an average 6.1 percent between 1986 and 1990.


     In 1991, faced with a rising oil import bill, an adverse balance of payments and a large foreign debt, India had reached a position where it was unable to obtain further commercial borrowings. At this time, the government of Prime Minister Narasimha Rao took office and has since moved to significantly reform the structure of India's economic system. The Government's reforms generally have been supported by consensus among India's other main political parties, including the BJP.

     In July 1991, the Government's Finance Minister, Dr. Manmohan Singh, presented the Government's first budget and announced a new industrial policy. Consequently, for many industrial sectors, it became no longer necessary to obtain government approval for new investments. Foreign companies can now hold up to 51 percent of an Indian company as opposed to 40 percent previously. As a result of these policies and other factors, foreign investment in India has greatly increased in recent years. For example, U.S. private sector investment in India during 1992 and 1993 exceeded the total amount of money invested in India by U.S. companies during the previous 40 years.


     The process of liberalization was taken further with the budget of February 1992 when the rupee was made partially convertible and import tariffs were reduced. Personal tax rates were brought down and it was announced that foreign institutional investors would be able to invest directly in the Indian capital markets. In September 1992, the guidelines for foreign institutional investors were published and a number of foreign institutional investors have been registered by the Securities and Exchange Board of India.


     While political instability and communal violence have led to a slowdown in India's economic growth and the implementation of reforms, PMC and the Indian Adviser believe that the prospects for economic growth and liberalization remain sound.

     The budgets of February 1993 and 1994 continued to demonstrate the Government of India's commitment to economic reform. In particular, the rupee was allowed to float freely, interest rates were reduced and major reductions were made in customs and excise duties. Tax holidays were given to encourage new investment in industrially backward areas and in new power projects. In order to stimulate capital investment a system for computing long-term capital gains tax was introduced, which favors those whose gains accrue over a longer period. Further, the proposed Finance Bill 1994 proposes to reduce tax rates for certain corporations and withdraw a surcharge applicable to individual tax rates.

     The Government of India continued to focus on its efforts on financial reform in its 1995 and 1996 budgets. The Government's fiscal deficit had been reduced progressively from

8.4% of GDP in 1992 to 6.7% in 1996 due to decreases in tax reforms, greater control in government expenditure, reduction in subsidies and the sale of certain equity stakes in companies or undertakings owned by the Government. In its effort to simplify tax systems, the Government of India reduced corporate tax rates from 50% to 40% for 1995 and 1996.


II. INDIA'S SECURITIES MARKET

     There currently are numerous recognized stock exchanges in India (including the Over The Counter Exchange of India). Activity and broad interest in the market have increased in recent years compared to historical norms. This increase reflects the growth of the private sector's role in the Indian economy and greater participation in the market by individual investors and foreign institutional investors. In addition, the Government of India has actively promoted expanded capital market activity by both foreign and domestic investors and has adopted policies designed to increase domestic companies' reliance on the capital markets as a source of financing.


     In 1991, the Government of India introduced a program of economic structural reforms, including certain measures to stimulate growth and activity in India's capital markets. These reforms included the grant of statutory authority to the SEBI as an independent agency to promulgate and enforce rules governing India's capital markets. The SEBI has undertaken a number of initiatives to reform the Indian securities market and regulate the activities of securities professionals. The SEBI has occasionally encountered resistance to its reforms from portions of India's community of securities brokers.

A and B Shares
     Equity securities that are traded in the Indian securities markets are divided into two groups, A shares (also known as "specified shares") and B shares (also known as "non-specified shares"). A shares are actively traded, listed equity shares of companies which have a large equity base, and which meet certain other requirements. All other listed equity shares traded in India's securities markets are B shares.


     The distinction between A shares and B shares is important because the trade settlement practices for these two classes of securities are different. While B shares trade only on a cash basis, trades in A shares may be effected on either a cash basis or a "squared-up" basis. Squaring up a position involves effecting a trade which is the opposite of an earlier trade. On the settlement date for such a trade, only the net cash from the offsetting or squared-up trades is transferred. Transactions in A shares are settled once every 14 days through the Bombay Stock Exchange's clearing house. Transactions involving B shares are settled once every 7 days among exchange members.


The Bombay Stock Exchange

     Shares listed on the BSE account for over 90% of the market capitalization of securities listed on India's numerous stock exchanges. The BSE was established in 1875 and is a self-regulatory organization owned by its members and governed by a Board of Governors. The BSE at present consists of over 560 member brokers. The BSE has a high daily trading volume, both in terms of the number of transactions and their value. Active trading on the BSE and other Indian stock exchanges is concentrated in shares of relatively few issuers and only a limited portion of many companies' shares are part of the public float. However, compared to the securities markets of many other emerging countries, India's securities market is broad-based and unconcentrated in that the ten largest issuers represent a relatively small portion of total market capitalization.


     The BSE is officially open Monday through Friday. Trading is normally conducted from 10:00 a.m. to 3:30 p.m. each day using a screen-based trading system. The BSE is closed on bank holidays and certain religious holidays. Special trading sessions are held outside normal trading hours simultaneously with the annual Government budget announcements and on the commencement of the BSE's financial year. A special trading session for odd lots is held for an hour on Saturdays.


     There are separate trading posts for different groups of securities. Spreads may vary considerably. A computerized system is used for settling daily transactions. The BSE clearing house is managed by the State Bank of India and receives payments and deliveries on behalf of members of the BSE in respect of A shares. For B shares, delivery and payment is made outside the clearing house directly among members. There is usually a lag of a few days between delivery of securities by sellers and receipt of payment.

     The following table shows performance information for the periods indicated for the BSE, as represented by the BSE Sensitive Index, stated in local currency, which is comprised of securities of large capitalization issuers.


                  BSE SENSITIVE INDEX

               [Base at 12-31-78 = 100]



   Period-End                        Index Level
---------------                     ------------
     1982                             235.83
     1983                             252.92
     1984                             271.87
     1985                             527.36
     1986                             524.45
     1987                             442.17
     1988                             666.26
     1989                             778.64
     1990                            1048.29
     1991                            1908.85
     1992                            2615.37
     1993                            3346.06
     1994                            3926.90
     1995                            3110.49
     1996                            3085.20
     1997                           3,658.98


The Over the Counter Exchange of India

     The Over the Counter Exchange of India ("OTCEI") was built along the lines of the U.S. Nasdaq National Market and began operations in mid-1992. Trading on this exchange is fully automated. The OTCEI is a "quote driven market" with a network of market makers and dealers. The OTCEI is oper-ated only in Bombay at present, and it intends to commence trading in Delhi and Madras. The OTCEI mainly provides an avenue for raising funds for small companies having a capital float between 300,000 rupees and 250 million rupees.


Creation of the National Stock Exchange
     The NSE was created by the Government of India in part to increase the interconnectivity among India's several stock exchanges and thereby to reduce interexchange arbitrage opportunities (i.e., to increase the transparency of India's securities exchanges). NSE commenced trading in late 1994 with fully computerized trading, settlement and information dissemination systems. Financial institutions own the NSE but they must apply and qualify for trading on the same basis as others wishing to trade. Qualifications for membership include capital adequacy standards and educational training.


     Equity trading is open to both institutional and individual investors. Trading volumes on the NSE have been increasing steadily, at times exceeding the BSE's volume. Debt and equity trading will eventually be book-entry with a central depositary. Futures and option trading began in 1995.



APPENDIX B

CERTAIN INVESTMENT PRACTICES

Forward Foreign Currency Exchange Contracts
     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the U.S. dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

     The use of forward foreign currency exchange contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. The use of forward foreign currency exchange contracts involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of a hedging position may not match the foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of exchange rates by PMC or the Indian Adviser may cause the Fund to perform less favorably than if such position had not been entered. The loss that may be incurred by the Fund in entering into forward foreign currency exchange contracts is potentially unlimited. There is no limit on the percentage of the Fund's assets that may be invested in forward foreign currency exchange contracts.
     There currently is no market, or only a limited market, for forward foreign currency exchange contracts with respect to the rupee and the currencies of certain other foreign countries in which the Fund may invest. Consequently, there can be no assurance that such contracts will be available for hedging currency risks at the times when the Fund wishes to use them. In addition, the Fund's transactions in forward foreign currency exchange contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

Repurchase Agreements
     The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Borrowing
     The Fund may borrow money only from banks and only for temporary emergency purposes such as in connection with the redemption of Fund shares or in connection with the clearance of portfolio transactions. The aggregate amount of the Fund's borrowings may not exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. In addition, the Fund will not purchase securities for its portfolio while the Fund's outstanding borrowings exceed 5% of its total assets. The Fund will incur interest and other expenses in connection with its borrowings.

Restricted and Illiquid Securities
     The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

     The Board of Trustees of the Fund may adopt guidelines and delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

When-Issued Securities and Forward Commitments

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment take place after the date of the commitment. When-issued securities and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's custodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

                      THE PIONEER FAMILY OF MUTUAL FUNDS


                          Growth Funds
                          Global/International

                             Pioneer Emerging Markets Fund
                             Pioneer Europe Fund
                             Pioneer Gold Shares
                             Pioneer India Fund
                             Pioneer International Growth Fund
                             Pioneer World Equity Fund


                          United States

                             Pioneer Capital Growth Fund
                             Pioneer Growth Shares

                             Pioneer Micro-Cap Fund*

                             Pioneer Mid-Cap Fund
                             Pioneer Small Company Fund



                          Growth and Income Funds


                             Pioneer Balanced Fund
                             Pioneer Equity-Income Fund
                             Pioneer Fund
                             Pioneer Real Estate Shares
                             Pioneer II


                          Income Funds
                          Taxable

                             Pioneer America Income Trust
                             Pioneer Bond Fund
                             Pioneer Short-Term Income Trust*


                          Tax-Exempt

                             Pioneer Intermediate Tax-Free Fund**
                             Pioneer Tax-Free Income Fund**


                          Money Market Fund

                             Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only

                          **Not suitable for retirement accounts

                                     Notes

[PIONEER LOGO]

Pioneer India Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JASKARAN S. TEJA, Vice President
NORMAN KURLAND, Ph.D., Vice President

CHRISTOPHER D. LIVELY, Vice President

WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT MANAGER
PIONEERING MANAGEMENT CORPORATION

INDIAN INVESTMENT ADVISER
ITI PIONEER AMC LTD.

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANT
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications and service forms
 and telephone transactions..................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information............................ 1-800-225-4321
Retirement plans................................ 1-800-622-0176
Toll-free fax................................... 1-800-225-4240

Telecommunications Device for the Deaf (TDD).... 1-800-225-1997
Visit our website......................... www.pioneerfunds.com



0298-4953

(C)Pioneer Funds Distributor, Inc.

                               PIONEER INDIA FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES


                                February 27, 1998

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated February 27, 1998 (the "Prospectus") of Pioneer India Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to, and is hereby incorporated into, this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                            PAGE

1.   Investment Policies, Restrictions and Risk Factors...................... 2
2.   Management of the Fund..................................................10
3.   Investment Advisers.....................................................14
4.   Principal Underwriter...................................................16
5.   Distribution Plans......................................................16
6.   Shareholder Servicing/Transfer Agent....................................19
7.   Custodian...............................................................19
8.   Independent Public Accountant...........................................20
9.   Portfolio Transactions..................................................20
10.  Tax Status..............................................................22
11.  Description of Shares...................................................27
12.  Certain Liabilities.....................................................27
13.  Determination of Net Asset Value........................................28
14.  Systematic Withdrawal Plan..............................................29
15.  Letter of Intent........................................................29
16.  Investment Results......................................................30
17.  Financial Statements....................................................33
     Appendix A--Short-Term Debt and Corporate Bond Ratings..................34
     Appendix B--Performance Statistics......................................43
     Appendix C--Additional Pioneer Information..............................56


       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                    ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.   INVESTMENT POLICIES, RESTRICTIONS AND RISK FACTORS


     The Prospectus identifies the investment objective and the principal investment policies of the Fund and the risk factors associated with the Fund's investments. Additional investment policies of the Fund and a supplemental discussion of applicable risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objective and policies.


RISK FACTORS ASSOCIATED WITH INVESTMENTS IN INDIA AND OTHER FOREIGN COUNTRIES

     The Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity securities of Indian Companies (as defined in the Prospectus) and other foreign issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. In addition, certain of the Fund's potential investment and management techniques entail special risks. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies--Risk Factors" in the Prospectus.


     The securities markets of India and most other countries with emerging markets are less liquid, subject to greater price volatility and have a smaller market capitalization than the United States ("U.S.") securities market. Issuers and securities markets in India and other emerging market countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. Certain of the securities markets in which the Fund may invest are marked by a relatively high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. See "Risk Factors" and "Restrictions on Investment in India" in the Prospectus. The limited liquidity of these securities markets may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.


     Foreign investment in the securities market of India and in certain other emerging markets is restricted or controlled to varying degrees. These restrictions may limit the Fund's ability to invest in these countries and may increase the expenses of the Fund. For a description of the restrictions on foreign investment in India, see "Restrictions on Investment in India" in the Prospectus and Appendix A to the Prospectus.


     India and other emerging countries are subject to a greater degree of economic, political and social instability than is the case in the U.S. and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. For a description of possible sources of economic, political and social instability in India, see "Risk Factors" and "Restrictions on Investment in India" in the Prospectus and Appendix A to the Prospectus.

     The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and in some cases treaties may not be available to reduce the otherwise applicable tax rates. For a description of the Indian taxes that will apply to the Fund's investments in India, see "Indian Taxes" in the Prospectus. The Fund may elect, when eligible, to "pass-through" to the Fund's shareholders those taxes that are treated as income or certain other qualified taxes for U.S. federal income tax purposes. If the Fund is eligible for and makes such election, U.S. shareholders will be required to include in income their proportionate shares of the amount of qualifying non-U.S. taxes paid by the Fund and may be entitled to claim either a credit or deduction for all or a portion of such taxes. Certain shareholders, including shareholders not subject to U.S. taxation, will not be entitled to the benefit of a deduction or credit with respect to non-U.S. income taxes paid by the Fund. See "Tax Status." If the Fund does not make the election, it may deduct foreign taxes that it has paid in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

     Foreign securities markets also have different clearance and settlement procedures than securities markets in the U.S., and in certain foreign markets there have been times when settlements have been unable to keep pace with the volume of securities transactions for a variety of reasons (including, in India, custodial infrastructure limitations), making it difficult to conduct such transactions. For a discussion of such problems in India's securities market, see "Risk Factors" and "Restrictions on Investment in India" in the Prospectus. Such delays in settlement could result in temporary periods when a portion of the Fund's assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could result in lost opportunities to the Fund due to subsequent increases in value of the securities. Conversely, the Fund's inability to sell portfolio securities promptly because of settlement problems may result in losses to the Fund due to subsequent declines in value of the portfolio securities. In addition, because payments in connection with securities transactions in certain foreign countries (including India) generally are made to and received from brokers (and not clearinghouses) the Fund will be exposed to broker-counterparty risk in connection with such transactions.

EFFECTS OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES

     Because the Fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in Indian rupees (hereinafter "rupees") and other foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect the Fund's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Even if the Fund attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the Fund's ability to hedge effectively against the currency risks associated with its portfolio investments. See Appendix B to the Prospectus.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward contracts") involving rupees or currencies of other foreign countries in which the Fund may invest. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time the parties enter into the contract. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     Currently, there is no market, or only a limited market, for these contracts with respect to the rupee and the currencies of certain other foreign countries in which the Fund may invest. Consequently, there can be no assurance that such contracts will be available for hedging currency risks at the time when the Fund wishes to use them.

     The Fund may enter into forward contracts to hedge against foreign currency risk in the following circumstances. First, when the Fund intends to purchase or sell a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, the Fund may wish to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the Fund enters into the forward contract and the date on which the contract matures or is closed out.

     Second, when Pioneering Management Corporation ("PMC"), the Fund's manager and investment adviser, believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar, it may attempt to hedge the Fund's exposure to such currency by entering into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated or quoted in the subject foreign currency. The precise matching of the forward contract amounts and the value of the portfolio securities involved generally will not be possible because the future value (in foreign currencies) of such securities will change as a consequence of securities market movements between the date on which the contract is entered into and the date it matures or is closed out.


     The Fund's custodian will place cash or liquid, high grade debt securities (i.e., securities rated in one of the top three rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organizations, determined by PMC to be of comparable credit quality) into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, the Fund will place additional cash or securities in the account so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis.


     Forward contracts entered into by the Fund for hedging purposes will limit the opportunity for gain in the event that the value of the hedged currency rises. In addition, the use of forward contracts to protect against a decline in the value of a foreign currency to which the Fund has exposure will not eliminate fluctuations in the prices of securities denominated or quoted in such currency. It simply will establish a rate of exchange which the Fund will be able to achieve at a specified future point in time. Moreover, it may not be possible for the Fund to hedge against a currency devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

     The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no deposits, fees or commissions generally are involved. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities. See "Restricted and Illiquid Securities" in Appendix B to the Prospectus. Generally, a security will be considered illiquid if the Fund is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restrictions on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in U.S. over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (collectively, "144A securities"), which may be illiquid for purposes of this limitation, often sell at a price lower than similar securities that are not subject to restrictions on resale.

     The Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations to PMC, pursuant to guidelines reviewed and approved by the Trustees. PMC takes into account a number of factors in making liquidity determinations. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC, with Kothari Pioneer AMC Ltd.'s (the "Indian Adviser") assistance, will monitor the liquidity of the Fund's portfolio securities on an ongoing basis and will report periodically to the Trustees on this subject.


REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in Appendix B to the Prospectus.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     The Fund will purchase securities on a when-issued, delayed delivery or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by PMC or the Indian Adviser, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable gain or loss.

     When the Fund agrees to purchase securities on a when-issued, delayed delivery or forward commitment basis, the Fund's custodian will set aside cash or liquid, high grade debt securities equal to the amount of the commitment in a segregated account. The market value of the Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund, starting on the day the Fund agrees to purchase the securities.

INVESTMENT RESTRICTIONS

     The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities. The Fund may not:

     (1) Issue senior securities, except as permitted by paragraphs (2), (6) and
(7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

     (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

     (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

     (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

     (5) Purchase or sell real estate, except that the Fund may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

          (8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

              (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

              (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


     It is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the Securities and Exchange Commission ("SEC"), investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. This policy does not apply to the Fund's investments in U.S. government securities.


     The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.

     In addition, as a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:

     (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC or the Indian Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

     (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of closed-end investment companies,
(ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company; provided, however, the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with, or acquisition of, substantially all the assets of such other open-end investment company.

     (d) Invest more than 10% of its total assets in the aggregate of (1) securities of any issuer which, together with its predecessors, has been in operation for less than three years and (2) restricted securities, excluding securities eligible for resale pursuant to Rule 144A under the 1933 Act or foreign securities which are offered or sold outside the U.S. in accordance with Regulation S under the 1933 Act; provided, however, that the Fund may not invest more than 15% of its net assets in restricted securities including those eligible for resale under Rule 144A. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

     (e) Invest for the purpose of exercising control over or management of any company.

     (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's net assets would be invested in warrants, which are not listed on the New York Stock Exchange (the "Exchange"), the American Stock Exchange or comparable international exchanges or more than 5% of the value of the net assets of the Fund would be invested in warrants generally, whether or not listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC, the Indian Adviser or any investment management subsidiary of PMC or the Indian Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

     (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

     (i) Purchase any security which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. The Fund may not invest in repurchase agreements maturing in more than seven days.

     (j) Invest more than 5% of its total assets in restricted securities, excluding Rule 144A securities; provided, however, the Fund may not invest more than 15% of its total assets in restricted securities, including such Rule 144A securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non- U.S. securities market, are not considered restricted securities.

     (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

     (l)      Invest in real estate limited partnerships.

2.   MANAGEMENT OF THE FUND

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB:  JUNE 1926

     President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Trust Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, TRUSTEE, DOB:  APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC  20016
         President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc.(not-for-profit organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB:  DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA  02115
         Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB:  MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME  04650
         Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB:  JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA  22044
         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB:  MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB:  FEBRUARY 1944
         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB:  SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY  10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB:  JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC  29401
     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER, DOB:  APRIL 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB:  AUGUST 1946
         Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:  MARCH 1964
         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.


JASKARAN S. TEJA, VICE PRESIDENT,  DOB:   MARCH 1930

     Senior Vice President, PIntl since 1992; Director, PGI since 1994, the Indian Adviser since 1993, Forest-Starma, Komsomols-on-Amur, Russia since 1993, Pioneer Investments, Russia since 1993 and PGL since 1995; Independent International Consultant from 1988 to 1992; Permanent Representative/Ambassador of India to the United Nations and other international organizations before 1988.


NORMAN KURLAND, VICE PRESIDENT,  DOB:  NOVEMBER 1949
     Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer Europe Fund, Pioneer Emerging Markets Fund and Pioneer International Growth Fund.


CHRISTOPHER D. LIVELY, VICE PRESIDENT, DOB:  JULY 1962
     Vice President of PMC and of the Fund (effective March 3, 1998).


     The Fund's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

     All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

     The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                      Investment           Principal
FUND NAME                              ADVISER            UNDERWRITER


Pioneer World Equity Fund                PMC                  PFD
Pioneer International Growth Fund        PMC                  PFD
Pioneer Europe Fund                      PMC                  PFD
Pioneer Emerging Markets Fund            PMC                  PFD
Pioneer India Fund                       PMC                  PFD
Pioneer Capital Growth Fund              PMC                  PFD
Pioneer Mid-Cap Fund                     PMC                  PFD

Pioneer Growth Shares                    PMC                  PFD
Pioneer Small Company Fund               PMC                  PFD
Pioneer Micro-Cap Fund                   PMC                  PFD
Pioneer Gold Shares                      PMC                  PFD
Pioneer Equity-Income Fund               PMC                  PFD
Pioneer Fund                             PMC                  PFD
Pioneer II                               PMC                  PFD
Pioneer Real Estate Shares               PMC                  PFD
Pioneer Balanced Fund                    PMC                  PFD
Pioneer Short-Term Income Trust          PMC                  PFD
Pioneer America Income Trust             PMC                  PFD
Pioneer Bond Fund                        PMC                  PFD
Pioneer Intermediate Tax-Free Fund       PMC                  PFD
Pioneer Tax-Free Income Fund             PMC                  PFD
Pioneer Cash Reserves Fund               PMC                  PFD
Pioneer Interest Shares, Inc.            PMC                Note 1
Pioneer Variable Contracts Trust         PMC                Note 2


Note 1        This fund is a closed-end fund.


Note 2 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies and for certain qualified pension plans.


              To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares.


     On January 31, 1998, MLPF&S For the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East 3rd FL, Jacksonville, FL 32246-6484 owned of record approximately 39% (481,157 shares) of the Fund's Class B shares and approximately 7.20% (7,164 shares) of the Fund's Class C shares. On the same date, Smith Barney Inc., 388 Greenwich Street, New York, NY 10013-2375 owned approximately 10.15% (10,100 shares) of the Fund's Class C shares, Rahbir S. Sodhi & Santosh Sodi JT TEN, Box 36, St. Johnsville, NY 13452-0036 owned approximately 5% (5,061 shares) of the Fund's Class C shares and PFD owned approximately 12.95% (12,887 shares) of the Fund's Class C shares.


COMPENSATION OF OFFICERS AND TRUSTEES


     The Fund pays no salaries or compensation to any of its officers, however, the Fund will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also will pay an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who will receive an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustees' fee, except the Committee Chair who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. Each Trustee who is not affiliated with PGI, PMC, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chair who will receive an additional $375 per meeting. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.


     The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:



                                                                   Pension or Retirement       Total Compensation
                                                                    Benefits Accrued as         from the Fund and
                                             Aggregate              Part of the Trust's       Other Pioneer Mutual
                                           Compensation                  Expenses                    Funds**
         NAME OF TRUSTEE                  FROM THE FUND*

John F. Cogan, Jr.                             $ 500                        $0                       $12,000
Mary K. Bush                                     576                                                  30,000
Richard H. Egdahl, M.D.                        1,730                         0                        62,000
Margaret B.W. Graham                           1,730                         0                        60,000
John W. Kendrick                               1,730                         0                        55,800
Marguerite A. Piret                            1,948                         0                        80,000
David D. Tripple                                 500                         0                        12,000
Stephen K. West                                1,835                         0                        63,800
John Winthop                                   1,936                         0                        69,000
                                               -----                                          -       ------
Total                                         12,485                         0                       444,600

*      As of fiscal period ended October 31, 1997.
**     As of the calendar year ended December 31, 1997.


3.   INVESTMENT ADVISERS


     THE ADVISER. As described in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. The Fund's management contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.

     As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.25% per annum of the Fund's average daily net assets. This fee is normally computed daily and paid monthly. PMC has agreed not to impose all or a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to the Fund's Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated by PMC at any time.


     The Fund paid no management fees for the fiscal years ended October 31, 1995, 1996 and 1997. If PMC's fee reduction and expense limitation had not been in effect, the Fund would have paid management fees of $201,379, $350,384 and $272,515, respectively, for such periods.

     THE INDIAN ADVISER. As described in the Prospectus, Kothari Pioneer AMC Ltd. (the "Indian Adviser") serves as investment adviser with respect to the Fund's investments in India. The Indian Adviser is a joint venture between PMC and Investment Trust of India, Ltd., a leading provider of financial services in India. The Indian Adviser has entered into an advisory contract with PMC and the Fund. The advisory contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The advisory contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.


     In accordance with the following schedule, the Indian Adviser is entitled to a subadvisory fee (payable by PMC and not by the Fund) as compensation for its subadvisory services and expenses incurred:


     o 0.10% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, Global or other types of depository receipts for securities traded in India's securities markets if such gross assets are no greater than $15,000,000;


     o 0.20% of such gross assets if such gross assets are greater than $15,000,000 but no greater than $45,000,000;

     o 0.40% of such gross assets if such gross assets are greater than $45,000,000 but no greater than $60,000,000; and

     o 0.60% of such gross assets if such gross assets are greater than $60,000,000.


The above subadvisory fee is normally computed monthly and paid quarterly. In addition, the applicable fee rate applies to all assets that are the basis for the Indian Adviser's fee. For example, if such assets were $50,000,000 for any one year, the Indian Adviser's fee pursuant to the above fee schedule would be $200,000 ($50,000,000 X 0.40%). For the fiscal years ended October 31, 1995,
1996 and 1997, PMC paid or owed subadvisory fees to the Indian Adviser of approximately $16,151, $34,152 and $28,405, respectively.

4.   PRINCIPAL UNDERWRITER

     PFD serves as the principal underwriter in connection with the continuous offering of the shares of the Fund pursuant to an Underwriting Agreement, dated June 22, 1994. The Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund approved the Underwriting Agreement, which will continue in effect from year to year, if annually approved by the Trustees, in conjunction with the continuance of the Plans of Distribution. See "Distribution Plans" below. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.


     For the fiscal years ending Octoer 31, 1995, 1996 and 1997, net underwriting commissions retained by PFD were approximately $21,354, $28,000 and $9,131, respectively. Commissions reallowed to dealers during such periods were approximately $140,268, $191,000 and $107,730, respectively.


     PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.

     The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

     The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or a merger or other reorganization.

     The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

5.   DISTRIBUTION PLANS

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 promulgated by the SEC under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan", "Class B Plan" and the "Class C Plan") (collectively, the "Plans").

CLASS A PLAN

     Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

CLASS B PLAN

     The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal on an annual basis to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


     The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


CLASS C PLAN

     The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to

Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


     The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


GENERAL

     In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide. No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

     The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the

Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.


     During the fiscal year ended October 31, 1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan respectively, as follows: $57,151, $39,820 and $3,794. Distribution fees were paid by the Fund to PFD in reimbursement of or compensation for expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

     Upon redemption, certain Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and the Class C shares maybe subject to a 1% CDSC. During the fiscal year ended October 31, 1997, CDSCs in the amount of approximately $73,544 were paid to PFD in reimbursement of or compensation for expenses related to servicing of shareholders' accounts and compensation paid to dealers and sales personnel.


6.   SHAREHOLDER SERVICING/TRANSFER AGENT


     The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of 90 days' written notice.


     Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

     PSC receives an annual fee of $22.75 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

7.   CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the U.S. as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Subcustodian of Fund assets held in India is Standard Chartered Bank. The Custodian also provides assistance to the Fund in arranging for forward contracts as described above under "Investment Policies, Restrictions and Risk Factors."

     The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the U.S. or in recognized central depositories in foreign countries . In selecting Brown Brothers Harriman & Co. and its network of foreign subcustodians as the custodians for foreign securities, the Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees annually review and approve the continuation of the Fund's international subcustodian arrangements.

8.   INDEPENDENT PUBLIC ACCOUNTANT

     Arthur Andersen LLP, 225 Franklin Street , Boston, Massachusetts 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.   PORTFOLIO TRANSACTIONS

     Orders for the Fund's portfolio securities transactions in the Indian securities market are placed by the Indian Adviser. Orders for the Fund's portfolio securities transactions in all other markets are placed by PMC. In selecting brokers or dealers, PMC and the Indian Adviser consider factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Many transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and non-negotiable (unlike commission rates in the U.S.) and are generally higher than in the United States.

     PMC and the Indian Adviser may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC or the Indian Adviser. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC and the Indian Adviser maintain a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management of the Fund believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to PMC and the Indian Adviser in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC or the Indian Adviser, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PMC or the Indian Adviser in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it has enabled PMC and the Indian Adviser to avoid the additional expenses which might otherwise be incurred if it was to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC or the Indian Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if PMC or the Indian Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge.

     The Trustees periodically review PMC's and the Indian Adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

     In addition to the Fund, PMC acts as investment adviser to the other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Similarly, the Indian Adviser acts as investment adviser to certain investment funds registered in India. These funds have investment objectives similar to the Fund's investment objective. Accordingly, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered include other investments which each fund or account presently has in a particular industry or country and the availability of funds in each fund or account.

     It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another fund in the Pioneer complex or a private account managed by PMC or the Indian Adviser seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in the security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC or the Indian Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


     For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid or accrued aggregate brokerage commissions of $34,936, $245,000 and $171,236, respectively. Differences in brokerage commissions reflected above were due to increased or decreased portfolio activity and changes in net assets as a result of shareholder transactions.


10.  TAX STATUS

     It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

     In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (E.G., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.


     Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

     Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the Fund's investments in stock or securities may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

     If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


     The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

     If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


     For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had a capital loss carryforward of $7,457,718 which will expire between 2002 and 2005 if not used.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

     Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

     Certain foreign currency forward contracts may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such contracts may not have been performed or closed out. Forward contracts relating to foreign currency are subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if a forward contract or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to forward contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.


     The Fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.


     The Fund will be subject to withholding and other taxes imposed by foreign countries, including, in the case of India and possibly other countries, taxes certain investment income and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction or credit for such taxes, subject to a holding period requirement added by the 1997 TRA and other limitations under the Code.

     Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund (not in excess of the tax actually owed by the Fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.

     If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.


     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

     If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.  DESCRIPTION OF SHARES

     The Fund's Agreement and Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares , and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Agreement and Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A shares, Class B shares and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

     Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

     The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Agreement and Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below. See "Certain Liabilities."

12.  CERTAIN LIABILITIES

     As a Delaware business trust, the Fund's operations are governed by its Agreement and Declaration of Trust dated April 4, 1994. A copy of the Fund's Certificate of Trust, also dated April 4, 1994, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Agreement and Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

     To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

     The Agreement and Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Agreement and Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.  DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

     The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to that class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

     Securities that have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees. As stated in the Prospectus, when the Fund invests in initial public offerings of Indian issuers it may not know if it will receive the total amount of securities for which it has subscribed. Such investments will also be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

     The Fund's maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


14.  SYSTEMATIC WITHDRAWAL PLAN


     The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant or any person designated by the applicant. Class B share accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge"in the Prospectus. Designation of another person to receive payments subsequent to opening an account must be accompanied by a signature guarantee.


     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

     The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.  LETTER OF INTENT


         A Letter of Intent (an "LOI") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

         If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Buy Fund Shares - Letter of Intent" in the Prospectus for more information.


16.  INVESTMENT RESULTS


     One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will notbe annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


     The Fund's average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

     Average annual total return quotations for Class A, Class B and Class C shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

          P(1+T)n = ERV

Where:    P = a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B or Class C shares at the end of the period.

          T = average annual total return
          n = number of years

        ERV = ending redeemable value of the hypothetical $1000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that the maximum sales charge of 5.75% was deducted from the initial investment and that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


     In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

     The average annual total returns for each Class of shares of the Fund for the specified periods ended October 31, 1997 were as follows:


                      1 YEAR           LIFE OF FUND

 Class A Shares       (3.12)             (14.69)*
 Class B Shares       (1.80)             (14.64)*
 Class C Shares       2.36               (6.80)**


     *  Commencement of operations, June 23, 1994.
     **Commencement of operations, January 31, 1996.

     Class A share results reflect the maximum sales charge of 5.75%. Class B share results reflect the effect of the CDSC that would have been charged if shares were redeemed at the end of each period. If PMC's voluntary fee and expense reduction agreement had not been in place, total return would have been lower.

OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors mutual fund performance; the EUROPE AUSTRALIA FAR EAST INDEX ("EAFE"), an unmanaged index of international stock markets, MORGAN STANLEY CAPITAL INTERNATIONAL USA INDEX, an unmanaged index of U.S. domestic stock markets, or other appropriate indices of Morgan Stanley Capital International ("MSCI"); International Finance Corporation Composite, an unmanaged index of foreign stock markets including Latin America, East Asia, South Africa, Europe/Mid East and; the STANDARD & POOR'S 500 STOCK INDEX ("S&P 500"), an unmanaged index of common stocks; or the DOW JONES INDUSTRIAL AVERAGE, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

     In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMER'S DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, THE NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including BLOOMBERG FINANCIAL SYSTEMS, CDA/WIESENBERGER INVESTMENT COMPANIES SERVICE, DONOGHUE'S MUTUAL FUND ALMANAC, INVESTMENT COMPANY DATA, INC., JOHNSON'S CHARTS, KANON BLOCH CARRE & CO., MICROPAL, INC., MORNINGSTAR, INC., SCHABACKER INVESTMENT MANAGEMENT and TOWERS DATA SYSTEMS.


     In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

     The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

     In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

AUTOMATED INFORMATION LINE

     FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

     o net asset value prices for all Pioneer mutual funds;

     o annualized 30-day yields on Pioneer's fixed income funds;

     o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and


     o dividends and capital gains distributions on all Pioneer mutual funds.


Yields are calculated in accordance with standard formulas mandated by the SEC.


     In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement.

See "FactFoneSM" in the Prospectus for more information.


     All performance numbers communicated through FactFone represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares

(except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.  FINANCIAL STATEMENTS


     The audited financial statements are included in the Fund's October 31, 1997 Annual Report to Shareholders (filed electronically on December 29, 1997, file no. 33-77472; accession number 0000921447-97-000009), which is hereby incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.. A copy of the Fund's annual report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A

    DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1 [superscript]


MOODY'S INVESTORS SERVICE, INC. SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.
         High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the Characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits.


_______________________________

1 [superscript] The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A posses many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                   APPENDIX B


                               PIONEER INDIA FUND

                                 CLASS A SHARES

                                                                              NET ASSET     INITIAL NET
                 INITIAL      OFFERING      SALES CHARGE        SHARES          VALUE          ASSET
    DATE        INVESTMENT      PRICE         INCLUDED         PURCHASED      PER SHARE        VALUE
   6/23/94       $10,000       $12.20          5.75%            819.672         $11.50         $9,425




                                 VALUE OF SHARES

                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                      FROM INVESTMENT        FROM CAPITAL          FROM DIVIDENDS          TOTAL
        DATE                               GAINS REINVESTED          REINVESTED            VALUE

     12/31/94              $8,344                  $0                    $15              $8,359
     12/31/95              $6,680                  $0                    $12              $6,692
     12/31/96              $5,582                  $0                    $10              $5,592
     12/31/97              $5,164                  $0                    $9               $5,173

                               PIONEER INDIA FUND

                                 CLASS B SHARES


                                                                              NET ASSET     INITIAL NET
                 INITIAL      OFFERING      SALES CHARGE        SHARES          VALUE          ASSET
    DATE        INVESTMENT      PRICE         INCLUDED         PURCHASED      PER SHARE        VALUE

   6/23/94       $10,000        $11.50         0.00%            869.565        $11.50         $10,000


                                 VALUE OF SHARES

                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                                                            CONTINGENT DEFERRED
                                                          SALES CHARGE IF REDEEMED
     DATE          FROM       FROM CAPITAL      FROM                                       TOTAL               CDSC
                INVESTMENT  GAINS REINVESTED  DIVIDENDS                                    VALUE            PERCENTAGE
                                             REINVESTED

   12/31/94       $8,826           $0             $5                $353                  $8,478               4.00%
   12/31/95       $7,018           $0             $4                $281                  $6,741               4.00%
   12/31/96       $5,818           $0             $3                $175                  $5,646               3.00%
   12/31/97       $5,339           $0             $3                $160                  $5,182               3.00%

                               PIONEER INDIA FUND

                                 CLASS C SHARES

                                                                              NET ASSET     INITIAL NET
                 INITIAL      OFFERING      SALES CHARGE        SHARES          VALUE          ASSET
    DATE        INVESTMENT      PRICE         INCLUDED         PURCHASED      PER SHARE        VALUE
   1/31/96       $10,000        $7.85          0.00%           1,273.885        $7.85         $10,000


                                 VALUE OF SHARES

                     DIVIDENDS AND CAPITAL GAINS REINVESTED

                                                                             CONTINGENT
                                                                           DEFERRED SALES
     DATE       FROM INVESTMENT      FROM CAPITAL        FROM DIVIDENDS      CHARGE IF          TOTAL            CDSC
                                   GAINS REINVESTED        REINVESTED         REDEEMED          VALUE         PERCENTAGE

   12/31/96          $8,471               $0                   $0                $85            $8,386           1.00%
   12/31/97          $7,796               $0                   $0                $0               $0             0.00%

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDS
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY REIT INDEX All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000AE INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000AE INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000AE INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM INDEX measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc. and PGI

                 PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX

Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A              N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931        -43.34        -49.03         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99         73.71          142.87         0.51          N/A            N/A              N/A
Dec 1934        -1.44          8.07           24.22         2.03          N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A              N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A              N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A              N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A              N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A              N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A              N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A              N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A              N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A              N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16             27.76
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02              9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52            -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68             -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85            -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)
Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931          -5.31           -2.32           N/A         N/A          -1.85            1.07
Dec 1932          16.84           8.81            N/A         N/A          10.82            0.96
Dec 1933          -0.07           1.83            N/A         N/A          10.38            0.30
Dec 1934          10.03           9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945          10.73           2.22            N/A         N/A           4.08            0.33
Dec 1946          -0.10           1.00            N/A         N/A           1.72            0.35
Dec 1947          -2.62           0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951          -3.93           0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956          -5.59           -0.42           N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958          -6.09           -1.29           N/A         N/A          -2.22            1.54
Dec 1959          -2.26           -0.39           N/A         N/A          -0.97            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07            2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.18           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          -9.18           1.01            N/A        5.48          -4.95            4.21
Dec 1968          -0.26           4.54            N/A        6.44           2.57            5.21
Dec 1969          -5.07           -0.74           N/A        8.71          -8.09            6.58
Dec 1970          12.11           16.86         -11.66       7.06          18.37            6.52
Dec 1971          13.23           8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.38           7.26            3.84
Dec 1973          -1.11           4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16       10.20         -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976          16.75           12.87          2.54        5.22          18.65            5.08
Dec 1977          -0.69           1.41           18.06       6.12           1.71            5.12
Dec 1978          -1.18           3.49           32.62       10.21         -0.07            7.18
Dec 1979          -1.23           4.09           4.75        11.90         -4.18           10.38
Dec 1980          -3.95           3.91           22.58       12.33         -2.76           11.24
Dec 1981          1.86            9.45           -2.28       15.50         -1.24           14.71
Dec 1982          40.36           29.10          -1.86       12.18         42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984          15.48           14.02          7.38        10.65         16.86            9.85
Dec 1985          30.97           20.33          56.16       7.82          30.09            7.72
Dec 1986          24.53           15.14          69.44       6.30          19.85            6.16
Dec 1987          -2.71           2.90           24.63       6.58          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989          18.11           13.29          10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991          19.30           15.46          12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993          18.24           11.24          32.56       2.88          13.19            2.90
Dec 1994          -7.77           -5.14          7.78        5.40          -5.76            3.90
Dec 1995          31.67           16.80          11.21       5.21          27.20            5.60
Dec 1996          -0.93           2.10           6.05        5.21           1.40            5.21
Dec 1997          15.85           8.38           1.78        5.71          12.95            5.26


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT
Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A           9.80            N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A           5.62            N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973         -15.52         N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974         -21.40         N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A           4.80            N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00         2.03           7.18           N/A           1.86            N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18          7.46            N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16         5.68          20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03          4.13            N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990         -15.35       -19.51         -33.46         -5.12          0.66           -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91          7.46           11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.49         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17

Source:  Lipper Analytical Services. Inc.

                                   APPENDIX C

                         Additional Pioneer Information

         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1997, were approximately $19.8 billion representing 1,177,148 shareholder accounts - 791,468 non-retirement accounts and 385,680 retirement accounts.

                                     PART C

                                OTHER INFORMATION



Item 24.  Financial Statements and Exhibits

         (a) Financial Statements:


             The financial highlights of the Registrant for the fiscal year ended October 31, 1997 are included in Part A of the Registration Statement and the financial statements of the Registrant for the fiscal year ended October 31, 1997 are part of the 1997 Annual Report to Shareholders (filed electronically on December 29, 1997; File No. 811-08468; Accession No. 0000921447-97-000009) which is incorporated by reference into Part B of the Registration Statement.

         (b) Exhibits:

             1.1      Agreement and Declaration of Trust of the Registrant.**
             1.2      Certificate of Trust of the Registrant.**

             1.3 Establishment and Designation of Class A, Class B and Class C shares of Beneficial Interest.**

             2.       By-Laws of the Registrant.**
             3.       None.
             4.       None.
             5.1 Management Contract between the Registrant and Pioneering Management Corporation.**

             5.2 Subadvisory Contract between Pioneering Management Corporation and Kothari Pioneer AMC Ltd. (formerly ITI Pioneer AMC Ltd.)**

             6.1 Underwriting Agreement between the Registrant and Pioneer Funds Distributor, Inc.**
             6.2      Form of Dealer Sales Agreement.**
             7.       None.
             8. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.**
             9. Investment Company Service Agreement between the Registrant and Pioneering Services Corporation.**

             10.      None.

             11.      Consent of Independent Public Accountants.*

             12.      None.

             13.      Share Purchase Agreement.**
             14.      None.

             15.1     Class A Distribution Plan.**
             15.2     Class B Distribution Plan.**
             15.3     Class C Distribution Plan.**
             16.      None.
             17.      Financial Data Schedules.*
             18.1     Rule 18f-3 Plan Covering Two Classes of Shares.**
             18.2     Rule 18f-3 Plan Covering Three Classes of Shares.**
             19.      Powers of Attorney.**

             19.1     Power of Attorney for Mary K. Bush.*

------------------------
     *Filed herewith.


     **Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registration Statement as filed with the Securities and Exchange Commission (the "SEC") on February 28, 1996 (Accession No. 0000921447-96-000004).


Item 25.  Persons Controlled by or Under Common Control with Registrant


         No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14% of the outstanding shares of The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.

                                           OWNED   PERCENT    STATE/COUNTRY OF
                COMPANY                     BY    OF SHARES    INCORPORATION
Pioneering Management Corp. (PMC)           PGI     100%          DE
Pioneer Funds Distributor, Inc. (PFD)       PMC     100%          MA
Pioneer Explorer, Inc. (PEI)                PMC     100%          DE
Pioneer Fonds Marketing GmbH (GmbH)         PFD     100%          Germany
Pioneer Forest, Inc. (PFI)                  PGI     100%          DE
CJSC "Forest-Starma" (Forest-Starma)        PFI     95%           Russia
Pioneer Metals and Technology, Inc. (PMT)   PGI     100%          DE
Pioneer Capital Corp. (PCC)                 PGI     100%          DE
Pioneer SBIC Corp.                          PCC     100%          MA
Pioneer Real Estate Advisors, Inc. (PREA)   PGI     100%          DE
Pioneer Management (Ireland) Ltd. (PMIL)    PGI     100%          Ireland
Pioneer Plans Corporation (PPC)             PGI     100%          DE
PIOGlobal Corp. (PIOGlobal)                 PGI     100%          DE
Pioneer Investments Corp. (PIC)             PGI     100%          MA
Pioneer Goldfields Holdings, Inc. (PGH)     PGI     100%          DE
Pioneer Goldfields Ltd. (PGL)               PGH     100%          Guernsey
Teberebie Goldfields Ltd. (TGL)             PGL     90%           Ghana

Pioneer Omega, Inc. (Omega)                 PGI     100%          DE
Pioneer First Russia, Inc. (First Russia)   Omega   81.65%        DE
Pioneering Services Corp. (PSC)             PGI     100%          MA
Pioneer International Corp. (PIntl)         PGI     100%          DE
Pioneer First Polish Trust Fund JSC, S.A.
(First Polish)                              PIntl   100%          Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                             PIntl   100%          Czech Republic

See the Prospectus included in this Registration Statement for a discussion of PMC's ownership interest in Kothari Pioneer AMC Ltd. (the Registrant's Indian investment adviser).

Registered investment companies that are parties to management contracts with
PMC:

FUNDS                                               BUSINESS TRUST
Pioneer International Growth Fund                   MA
Pioneer World Equity Fund                           DE
Pioneer Europe Fund                                 MA
Pioneer Emerging Markets Fund                       DE
Pioneer India Fund                                  DE
Pioneer Growth Trust                                MA
Pioneer Mid-Cap Fund                                DE
Pioneer Growth Shares                               DE
Pioneer Small Company Fund                          DE
Pioneer Fund                                        DE
Pioneer II                                          DE
Pioneer Real Estate Shares                          DE
Pioneer Short-Term Income Trust                     MA
Pioneer America Income Trust                        MA
Pioneer Bond Fund                                   MA
Pioneer Balanced Fund                               DE
Pioneer Intermediate Tax-Free Fund                  MA
Pioneer Tax-Free Income Fund                        DE
Pioneer Money Market Trust                          DE
Pioneer Variable Contracts Trust                    DE
Pioneer Interest Shares                             DE
Pioneer Micro-Cap Fund                              DE

         The following table lists John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                              TRUSTEE/
         ENTITY        CHAIRMAN   PRESIDENT   DIRECTOR   OTHER

Pioneer mutual
funds                     X           X          X
PGL                       X           X          X
PGI                       X           X          X
PPC                                   X          X
PIC                                   X          X
PIntl                                 X          X
PMT                                   X          X
Omega                                 X          X
PIOGlobal                             X          X
First Russia                          X          X
PCC                                              X
PSC                                              X
PMIL                                             X
PEI                                              X
PFI                                              X
PREA                                             X
Forest-Starma                                    X
PMC                       X                      X
PFD                       X                      X
TGL                       X                      X
First Polish                                             Chairman of Supervisory
                                                         Board
GmbH                                                     Chairman of Supervisory
                                                         Board
Pioneer Czech                                            Chairman of Supervisory
                                                         Board
Hale and Dorr LLP                                        Partner

Item 26.  Number of Holders of Securities

                        (1)
                  Title of Class                         (2)
           Shares of Beneficial Interest       Number of Record Holders
                (without par value)             as of January 31, 1998
           Class A shares                                1,918
           Class B shares                                1,145
           Class C shares                                   99

Item 27.  Indemnification


         Except for the Agreement and Declaration of Trust (the "Declaration"), dated August 4, 1994, establishing the Registrant as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser


         All of the information required by this item is set forth in the Form ADV, as amended, of PMC, the Registrant's investment adviser. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2; and


         (b)      Section 6, Business Background, of each Schedule D.


         The business and other connections of the officers and directors of the Registrant's investment adviser in India, Kothari Pioneer AMC Ltd., are listed on the Form ADV of Kothari Pioneer AMC Ltd. as currently on file with the SEC (File No. 801-46648). The following sections of such Form ADV are incorporated herein by reference:

                  (a)      Items 1 and 2 of Part 2; and

                  (b)      Section 6, Business Background, of Schedule D.

Item 29.  Principal Underwriters

         (a)      See Item 25 above.


         (b)      Directors and officers of PFD:


                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  REGISTRANT
John F. Cogan, Jr.     Director and Chairman        Chairman of the Board,
                                                    President and Trustee

Robert L. Butler       Director and President       None

David D. Tripple       Director                     Executive Vice President and
                                                    Trustee

Steven M. Graziano     Senior Vice President        None

Stephen W. Long        Senior Vice President        None

Barry G. Knight        Vice President               None

William A. Misata      Vice President               None

Anne W. Patenaude      Vice President               None


Elizabeth B. Bennett   Vice President               None

Gail A. Smyth          Vice President               None

Constance D. Spiros    Vice President               None

Marcy L. Supovitz      Vice President               None

Mary Kleeman           Vice President               None

Steven R. Berke        Assistant Vice President     None


Steven H. Forss        Assistant Vice President     None

Mary Sue Hoban         Assistant Vice President     None


Debra A. Levine        Assistant Vice President     None

Junior Roy McFarland   Assistant Vice President     None

Marie E. Moynihan      Assistant Vice President     None

William H. Keough      Treasurer                    Treasurer

Roy P. Rossi           Assistant Treasurer          None

Joseph P. Barri        Clerk                        Secretary

Robert P. Nault        Assistant Clerk              Assistant Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 30.  Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings

         (a) Not applicable.

         (b) Not applicable.


         (c) The Registrant undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 27th day of February, 1998.

                                       PIONEER INDIA FUND



                                       By:  /s/ John F. Cogan, Jr.
                                            John F. Cogan, Jr.
                                            Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title


/s/ John F. Cogan, Jr.         Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
/s/ William H. Keough          Chief Financial Officer            )
William H. Keough              and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
/s/ John F. Cogan, Jr.                                            )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
Richard H. Egdahl, M.D.*                                          )
Richard H. Egdahl, M.D.                                           )

                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
John W. Kendrick*                                                 )
John W. Kendrick                                                  )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
David D. Tripple*                                                 )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ John F. Cogan, Jr.          Dated:  February 27, 1998)
         John F. Cogan, Jr.
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number            Document Title

11.               Consent of Independent Public Accountants

17.               Financial Data Schedules

19.1.             Power of Attorney for Mary K. Bush